UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026

Apollo Asset Backed Credit Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56622	93-3760466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.02 Unregistered Sales of Equity Securities.

As of July 1, 2026, Apollo Asset Backed Credit Company LLC (the “Company”) issued and sold the following unregistered shares of the Company (with the final number of shares being determined on July 24, 2026) to third party investors for cash (unless otherwise noted):

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-I Shares	-	$-
F-I Shares	49,481	$1,250,000
F-S Shares	-	$-
P-I Shares	-	$-
P-S Shares	3,217	$80,000
E Shares	-	$-
T-I Shares	8,061	$205,376
T-S Shares	26,323	$669,000
I Shares	18,535	$471,000
S Shares	4,894	$125,000
Series II
A-I Shares	-	$-
F-I Shares(1)	318,822	$8,078,292
F-S Shares	-	$-
P-I Shares	-	$-
P-S Shares	617,606	$15,725,000
E Shares	-	$-
T-I Shares	118,383	$3,039,788
T-S Shares	59,492	$1,517,500
I Shares(2)	681,867	$17,459,206
S Shares	975	$25,000
BD Shares	28,518	$731,325
I (Acc) Shares	-	$-
F-I (Acc) Shares	-	$-

(1) Includes an aggregate of 76,695 shares that were exchanged from 76,924 of Series I F-I Shares.

(2) Includes an aggregate of 37,828 shares that were exchanged from 38,117 of Series I I Shares.

The offer and sale of shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, (the "Securities Act") by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Net Asset Value

On July 24, 2026, the operating manager of the Company determined the net asset value (“Net Asset Value”) per share, being the price at which sales of the Company’s shares are made, of the following types of the Company’s shares as of June 30, 2026:

Type	Net Asset Value per Share
Series I
A-I Shares	$25.11
F-I Shares	$25.26
F-S Shares	$25.42
P-I Shares	$24.88
P-S Shares	$24.87
E Shares	$25.46
T-I Shares	$25.48
T-S Shares	$25.41
I Shares	$25.41
S Shares	$25.54
Series II
A-I Shares	$25.15
F-I Shares	$25.34
F-S Shares	$25.28
P-I Shares	$25.82
P-S Shares	$25.46
E Shares	$24.83
T-I Shares	$25.68
T-S Shares	$25.51
I Shares	$25.61
S Shares	$25.65
BD Shares	$25.64

As of June 30, 2026, there were no A-II Shares outstanding for Series I or Series II, and no I (Acc) or F-I (Acc) Shares outstanding for Series II.

The Net Asset Value of the Company’s outstanding shares is also available on its website at https://www.apollo.com/abc, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

Effective for any Net Asset Value struck as of a date on or after July 1, 2026, the Company will update the calculation methodology it uses to calculate the price per share of each of its share types, for the purposes of both subscriptions and repurchases, using a transactional net asset value (“Transactional Net Asset Value”). The current Net Asset Value (“GAAP Net Asset Value”) is determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Transactional Net Asset Value will be calculated by adjusting GAAP Net Asset Value as of each relevant valuation date for some or all of the following, as applicable, (i) the recognition of the shareholder servicing fees and distribution fees on a monthly basis as such fees are accrued, (ii) the exclusion of certain deferred tax liabilities that, although required to be recognized under GAAP, are not expected to be incurred by the Company based on anticipated income, available deductions and the timing of realization events, and (iii) the amortization of certain organizational and offering expenses over a 60-month period.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Share Repurchase

The Company intends but is not obligated to conduct quarterly repurchases for up to 5.0% of the aggregate Net Asset Value per calendar quarter (measured collectively across both Series) of its outstanding shares (other than its V Shares) of each Series at a price based on the Net Asset Value per share as of the last business day of the quarter prior to the commencement of a share repurchase.

Repurchase transaction price per share

Type	Repurchase Transaction Price per Share
Series I
A-I Shares	$25.11
F-I Shares	$25.26
F-S Shares	$25.42
P-I Shares	$24.88
P-S Shares	$24.87
E Shares	$25.46
T-I Shares	$25.48
T-S Shares	$25.41
I Shares	$25.41
S Shares	$25.54
Series II
A-I Shares	$25.15
F-I Shares	$25.34
F-S Shares	$25.28
P-I Shares	$25.82
P-S Shares	$25.46
E Shares	$24.83
T-I Shares	$25.68
T-S Shares	$25.51
I Shares	$25.61
S Shares	$25.65
BD Shares	$25.64

• This is the price at which the Company expects to make repurchases of its applicable share types.

Repurchase request deadline - Monday, August 10, 2026

• This date is the date by which the Company must receive repurchase requests submitted by shareholders. If a repurchase request is received after 4:00 p.m. (Eastern Time) on this repurchase request deadline, such request will not be executed, subject to the limitations of the Company’s repurchase plan, until the next repurchase window.

Repurchase expected payment date - Monday, August 17, 2026

• This is the date on which the Company intends to pay shareholders for any shares accepted by the Company for repurchase.

Any share repurchases will be made in accordance with, and subject to the conditions of, the Company’s share repurchase plan and its limited liability company agreement, each as amended or amended and restated from time to time. The Company may choose to purchase fewer shares than have been requested in any particular quarter, or none at all, in its discretion at any time. A copy of the Company’s latest share repurchase plan and limited liability company agreement can be found in its periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on its website at www.sec.gov.

Distributions

On July 24, 2026, the Company declared distributions on the following types of the Company's outstanding shares for each of Apollo Asset Backed Credit Company LLC - Series I ("Series I") and Apollo Asset Backed Credit Company LLC - Series II ("Series II"), in the amounts per share set forth below:

Distributions
Share Type	Series I	Series II
A-I Shares	$0.1016	$0.1409
F-I Shares	$0.0986	$0.1372
F-S Shares	$0.0893	$0.1204
P-I Shares	$0.1019	$0.1332
P-S Shares	$0.0966	$0.1266
E Shares	$0.1249	$0.1626
T-I Shares	$0.1043	$0.1325
T-S Shares	$0.0861	$0.1154
I Shares	$0.1041	$0.1321
S Shares	$0.0865	$0.1160
BD Shares	$-	$0.1323

The distributions for each type of share are payable to holders of record at the close of business on July 31, 2026 and will be paid on or about August 28, 2026. The distributions will be paid in cash or reinvested in shares of the Company for shareholders participating in the Company's distribution reinvestment plan.

Special Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect” and “intend” and similar words or variations thereof may indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties, including factors outside of the Company’s control. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s most recent publicly filed Annual Report on Form 10-K and in its other filings with the SEC. Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. The Company assumes no duty and does not undertake to update the forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of June 30, 2026

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ASSET BACKED CREDIT COMPANY LLC

By:	/s/ Robert Rossitto
Name:	Robert Rossitto
Title:	Chief Financial Officer

Date: July 24, 2026